                                                                EXHIBIT 10.20(C)

                                 AMENDMENT NO. 4
                             TO AMENDED AND RESTATED
                          CREDIT AND SECURITY AGREEMENT

     This AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of March 31, 2006, by and among MARINEMAX, INC., a Delaware corporation and each of the other Borrowers set forth on
Schedule I attached hereto and by the reference incorporated herein (collectively, "Borrowers"), and KEYBANK NATIONAL ASSOCIATION, a national banking association, both individually (in such capacity, "KeyBank") and as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (as hereinafter defined), BANK OF AMERICA, N.A., a national banking association, individually (in such capacity, "BOA"), as collateral agent (in such capacity, the "Collateral Agent") and as documentation agent (in such capacity, the "Documentation Agent") and the various other financial institutions as are or may become parties hereto, including, as of the date hereof, GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, a Delaware corporation ("GE Commercial") and NATIONAL CITY BANK, a national banking association ("National City") (KeyBank, BOA, GE Commercial, National City, and such other financial institutions, collectively, the "Lenders"), amending that Amended and Restated Credit and Security Agreement dated as of February 3, 2005, by and among Borrowers and Lenders as previously amended by Amendment No. 1 to Amended and Restated Credit and Security Agreement dated April 8, 2005, Amendment No. 2 to Amended and Restated Credit and Security Agreement dated February 10, 2006, and Amendment No. 3 to Amended and Restated Credit and Security Agreement dated March 10, 2006 (collectively, the "Agreement"). Unless otherwise defined in this Amendment, all defined terms used in this Amendment shall have the meaning ascribed to such terms in the Agreement. This Amendment is entered into in consideration of, and upon, the terms, conditions and agreements set forth herein.

     1. BACKGROUND. Borrowers and Lenders desire to amend certain provisions of the Agreement effective as of the date of this Amendment.

     2. AMENDMENTS TO THE AGREEMENT. The Agreement is hereby amended as follows:

     (a) Changes to Definitions. The definition of "Commitment Amount, as defined in Section 1.01 of the Agreement shall be amended to read as follows:

          "Commitment Amount" shall mean (a) from the date hereof until July 31, 2006, four hundred fifteen million dollars ($415,000,000), the maximum aggregate amount of the Commitment, and (b) commencing August 1, 2006, three hundred eighty-five million dollars ($385,000,000), the maximum aggregate amount of the Commitment; provided, however, that if the Borrowers exercise their right to reduce the Commitment in part pursuant to
     Section 2.04 of this Agreement, then after the effective date of such partial reduction the Commitment Amount shall be the original Commitment Amount less all portions of the Commitment theretofore cancelled by the Borrowers.

     (b) Change to Section 2.01(b) Regarding Lenders and Pro Rata Percentages.
Section 2.01(b) of the Agreement is hereby amended to read in its entirety as follows:

          (b) Lenders and Pro Rata Percentages.

               (1) Commencing as of the date hereof and continuing through July 31, 2006 (or such earlier date as additional or replacement Lenders are added in the manner contemplated by Section 9.05 or Section 9.06 of this Agreement), the respective Pro Rata Percentages of the initial Lenders in the Commitment shall be as follows:

Lender          Pro Rata Percentage
------          -------------------
KeyBank                31.325%
BOA                    32.530%
GE Commercial          21.687%
National City          14.458%
                      -------
TOTAL                 100.000%
                      =======

               (2) Commencing August 1, 2006 and enduring until such time as additional or replacement Lenders are added in the manner contemplated by
     Section 9.05 or Section 9.06 of this Agreement, the respective Pro Rata Percentages of the initial Lenders in the Commitment shall be as follows:

Lender          Pro Rata Percentage
------          -------------------
KeyBank               25.974%
BOA                   35.065%
GE Commercial         23.377%
National City         15.584%
                     -------
TOTAL                100.000%
                     =======

     Each Lender shall have the right to participate a portion of its Pro Rata Percentage of the Advances and the Commitment and to assign their Pro Rata Percentage in the Advances and the Commitment in the manner permitted by
     Section 9.04 of this Agreement.

     3. EFFECT ON AGREEMENT. Except as specifically amended and modified by this Amendment, all terms, conditions, covenants and agreements set forth in the Agreement shall remain in full force and effect.

     4. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one agreement.

              [The remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, this Amendment No. 4 to the Amended and Restated Credit and Security Agreement has been executed and delivered by the parties (including 100% of the Lenders) as of the day and year first above written.

                                        "BORROWERS"

                                        MARINEMAX, INC., a Delaware corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Executive Vice President and
                                            Chief Financial Officer


                                        MARINEMAX OF SOUTHEAST FLORIDA, LLC,
                                        a Delaware limited liability company


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Manager


                                        MARINEMAX OF MINNESOTA, INC.,
                                        a Minnesota corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            President


                                        MARINEMAX OF SOUTHWEST FLORIDA, LLC,
                                        a Delaware limited liability company


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Manager


                                        MARINEMAX OF CENTRAL FLORIDA, LLC,
                                        a Delaware limited liability company


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Manager

                                        MARINEMAX OF SARASOTA, LLC,
                                        a Delaware limited liability company


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Manager


                                        MARINEMAX OF CALIFORNIA, INC.,
                                        a California corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Assistant Vice President


                                        MARINEMAX OF ARIZONA, INC.,
                                        an Arizona corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President


                                        MARINEMAX MIDATLANTIC, LP,
                                        a Delaware limited partnership

                                        By: MarineMax New Jersey GP, Inc.,
                                        its general partner


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President

                                        MARINEMAX MOTOR YACHTS, LLC,
                                        a Delaware limited liability company


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Manager


                                        MARINEMAX OF LAS VEGAS, INC.,
                                        a Delaware corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President


                                        MARINEMAX OF NORTH CAROLINA, INC.,
                                        a North Carolina corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President


                                        MARINEMAX OF OHIO, INC.,
                                        a Delaware corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President


                                        MARINEMAX OF UTAH, INC.,
                                        a Delaware corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President

                                        MARINEMAX TX, L.P.,
                                        a Texas limited partnership

                                        By: Dumas GP, L.L.C., its
                                        general partner

                                        By: 11502 Dumas, Inc., its sole member


                                        By: /s/ Kurt M. Frahn
                                            ------------------------------------
                                            Kurt M. Frahn
                                            Secretary


                                        MARINEMAX OF GEORGIA, INC.,
                                        a Georgia corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President


                                        BASSETT BOAT COMPANY,
                                        a Florida corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President


                                        BASSETT REALTY, L.L.C.,
                                        a Delaware limited liability company

                                        By: MarineMax, Inc., its sole member


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Executive Vice President and Chief
                                            Financial Officer

                                        C & N MARINE REALTY, L.L.C.,
                                        a Delaware limited liability company

                                        By: MarineMax, Inc., its sole member


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Executive Vice President and Chief
                                            Financial Officer


                                        GULFWIND SOUTH REALTY, L.L.C.,
                                        a Delaware limited liability company

                                        By: MarineMax, Inc., its sole member


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Executive Vice President and Chief
                                            Financial Officer


                                        HARRISON'S REALTY, L.L.C.,
                                        a Delaware limited liability company

                                        By: MarineMax, Inc., its sole member


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Executive Vice President and
                                            Chief Financial Officer


                                        HARRISON'S REALTY CALIFORNIA, L.L.C.,
                                        a Delaware limited liability company

                                        By: MarineMax, Inc., its sole member


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Executive Vice President and
                                            Chief Financial Officer

                                        MARINA DRIVE REALTY I, L.L.C., a
                                        Delaware limited liability company

                                        By: MarineMax, Inc., its sole member


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Executive Vice President and
                                            Chief Financial Officer


                                        MARINA DRIVE REALTY II, L.L.C., a
                                        Delaware limited liability company

                                        By: MarineMax, Inc., its sole member


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Executive Vice President and
                                            Chief Financial Officer


                                        WALKER MARINA REALTY, L.L.C., a
                                        Delaware limited liability company

                                        By: MarineMax, Inc., its sole member


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Executive Vice President and
                                            Chief Financial Officer

                                        DUMAS GP, L.L.C., a Delaware
                                        limited liability company

                                        By: 11502 Dumas, Inc., its sole member


                                        By: /s/ Kurt M. Frahn
                                            ------------------------------------
                                            Kurt M. Frahn
                                            Secretary


                                        MARINEMAX NEW JERSEY GP, INC.,
                                        a Delaware corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President


                                        MARINEMAX NJ PARTNERS, INC., a
                                        Delaware corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President


                                        MARINEMAX OF NEW JERSEY HOLDINGS, INC.,
                                        a Delaware corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President

                                        MMX GP, LLC, a Delaware limited
                                        liability company


                                        By: /s/ Kurt M. Frahn
                                            ------------------------------------
                                            Kurt M. Frahn
                                            Authorized Representative


                                        MMX HOLDINGS, LLC, a Delaware
                                        limited liability company


                                        By: /s/ Kurt M. Frahn
                                            ------------------------------------
                                            Kurt M. Frahn
                                            Authorized Representative


                                        MMX INTERESTS, LLC, a Delaware limited
                                        liability company


                                        By: /s/ Kurt M. Frahn
                                            ------------------------------------
                                            Kurt M. Frahn
                                            Authorized Representative


                                        MMX MEMBER, INC., a Delaware corporation


                                        By: /s/ Kurt M. Frahn
                                            ------------------------------------
                                            Kurt M. Frahn
                                            Authorized Representative


                                        MMX PARTNERS, INC.,
                                        a Delaware corporation


                                        By: /s/ Kurt M. Frahn
                                            ------------------------------------
                                            Kurt M. Frahn
                                            Authorized Representative

                                        MMX VENTURES, LP, a Delaware
                                        limited partnership

                                        By: MMX GP, LLC, its general partner


                                        By: /s/ Kurt M. Frahn
                                            ------------------------------------
                                            Kurt M. Frahn
                                            Authorized Representative


                                        11502 DUMAS, INC., a Nevada corporation


                                        By: /s/ Kurt M. Frahn
                                            ------------------------------------
                                            Kurt M. Frahn
                                            Secretary


                                        DUMAS GP, INC., a Nevada corporation


                                        By: /s/ Kurt M. Frahn
                                            ------------------------------------
                                            Kurt M. Frahn
                                            Secretary


                                        NEWCOAST FINANCIAL SERVICES, INC.,
                                        a Delaware corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President


                                        MARINEMAX SERVICES, INC.,
                                        a Delaware corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President

                                        MARINEMAX U.S.A., INC., a Nevada
                                        corporation


                                        By: /s/ Kurt M. Frahn
                                            ------------------------------------
                                            Kurt M. Frahn
                                            Secretary


                                        DELAWARE AVLEASE, LLC,
                                        a Delaware limited liability company


                                        By: /s/ Kurt M. Frahn
                                            ------------------------------------
                                            Kurt M. Frahn
                                            Authorized Representative


                                        MARINEMAX OF COLORADO, INC., a
                                        Delaware corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President


                                        MARINEMAX INTERNATIONAL, LLC,
                                        a Delaware limited liability company


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Manager


                                        BOATING GEAR CENTER, INC.,
                                        a Delaware corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President

                                        MARINEMAX OF MISSOURI, INC.,
                                        a Delaware corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President


                                        MARINEMAX OF NEW YORK, INC.,
                                        a Delaware corporation


                                        By: /s/ Michael H. McLamb
                                            ------------------------------------
                                            Michael H. McLamb
                                            Vice President

                                        "LENDERS"

                                        KEYBANK NATIONAL ASSOCIATION


                                        By: /s/ Brian T. McDevitt
                                            ------------------------------------
                                        Name: Brian T. McDevitt
                                        Title: Vice President


                                        BANK OF AMERICA, N.A.


                                        By: /s/ John R. Burns
                                            ------------------------------------
                                        Name: John R. Burns
                                        Title: Vice President


                                        GE COMMERCIAL DISTRIBUTION FINANCE
                                        CORPORATION, a Delaware corporation


                                        By: /s/ Christopher C. Meals
                                            ------------------------------------
                                        Name: Christopher C. Meals
                                        Title: Executive Vice President


                                        NATIONAL CITY BANK, a national
                                        banking association


                                        By: /s/ Peter G. Shaw
                                            ------------------------------------
                                        Name: Peter G. Shaw
                                        Title: Vice President

                                        "ADMINISTRATIVE AGENT"

                                        KEYBANK NATIONAL ASSOCIATION


                                        By: /s/ Brian T. McDevitt
                                            ------------------------------------
                                        Name: Brian T. McDevitt
                                        Title: Vice President


                                        "COLLATERAL AGENT" AND
                                        "DOCUMENTATION AGENT"

                                        BANK OF AMERICA, N.A.


                                        By: /s/ John R. Burns
                                            ------------------------------------
                                        Name: John R. Burns
                                        Title: Vice President

                                   SCHEDULE I

1.   MARINEMAX OF SOUTHEAST FLORIDA, LLC, a Delaware limited liability company,

2.   MARINEMAX OF MINNESOTA, INC., a Minnesota corporation,

3.   MARINEMAX OF SOUTHWEST FLORIDA, LLC, a Delaware limited liability company,

4.   MARINEMAX OF CENTRAL FLORIDA, LLC, a Delaware limited liability company,

5.   MARINEMAX OF SARASOTA, LLC, a Delaware limited liability company,

6.   MARINEMAX OF CALIFORNIA, INC., a California corporation,

7.   MARINEMAX OF ARIZONA, INC., AN ARIZONA CORPORATION,

8.   MARINEMAX MIDATLANTIC, LP, a Delaware limited partnership,

9.   MARINEMAX MOTOR YACHTS, LLC, a Delaware limited liability company,

10.  MARINEMAX OF LAS VEGAS, INC., a Delaware corporation,

11.  MARINEMAX OF NORTH CAROLINA, INC., a North Carolina corporation,

12.  MARINEMAX OF OHIO, INC., a Delaware corporation,

13.  MARINEMAX OF UTAH, INC., a Delaware corporation,

14.  MARINEMAX TX, L.P., a Texas limited partnership,

15.  MARINEMAX OF GEORGIA, INC., a Georgia corporation,

16.  BASSETT BOAT COMPANY, a Florida corporation,

17.  BASSETT REALTY, L.L.C., a Delaware limited liability company,

18.  C & N MARINE REALTY, L.L.C., a Delaware limited liability company,

19.  GULFWIND SOUTH REALTY, L.L.C., a Delaware limited liability company,

20.  HARRISON'S REALTY, L.L.C., a Delaware limited liability company,

21.  HARRISON'S REALTY CALIFORNIA, L.L.C., a Delaware limited liability company,

22.  MARINA DRIVE REALTY I, L.L.C., a Delaware limited liability company,

23.  MARINA DRIVE REALTY II, L.L.C., a Delaware limited liability company,

24.  WALKER MARINA REALTY, L.L.C., a Delaware limited liability company,

25.  DUMAS GP, L.L.C., a Delaware limited liability company,

26.  MARINEMAX NEW JERSEY GP, INC., a Delaware corporation,

27.  MARINEMAX NJ PARTNERS, INC., a Delaware corporation,

28.  MARINEMAX OF NEW JERSEY HOLDINGS, INC., a Delaware corporation,

29.  MMX GP, LLC, a Delaware limited liability company,

30.  MMX HOLDINGS, LLC, a Delaware limited liability company,

31.  MMX INTERESTS, LLC, a Delaware limited liability company,

32.  MMX MEMBER, INC., a Delaware corporation,

33.  MMX PARTNERS, INC., a Delaware corporation,

34.  MMX VENTURES, LP, a Delaware limited partnership,

35.  11502 DUMAS, INC., a Nevada corporation,

36.  DUMAS GP, INC., a Nevada corporation,

37.  NEWCOAST FINANCIAL SERVICES, INC., a Delaware corporation,

38.  MARINEMAX SERVICES, INC., a Delaware corporation,

39.  MARINEMAX U.S.A., INC., a Nevada corporation,

40.  DELAWARE AVLEASE, LLC, a Delaware limited liability company,

41.  MARINEMAX OF COLORADO, INC., a Delaware corporation,

42.  MARINEMAX INTERNATIONAL, LLC, a Delaware limited liability company, and

43.  BOATING GEAR CENTER, INC., a Delaware corporation

44.  MARINEMAX OF MISSOURI, INC., a Delaware corporation

45.  MARINEMAX OF NEW YORK, INC., a Delaware corporation